Second Quarter 2022 Earnings Supplement Claros Mortgage Trust, Inc. (CMTG) August 3, 2022 The properties above are not representative of all transactions. Still In Process: Remove [ ] Update page numbers Remove loan names Cover photos: OPO The Park Santa Monica Austin Proper Hotel 2Q22 activity (as of 6/22): Lightstone 3-Pack $193.4MM – MF – MI 4/14 McIntosh Village (TPA SFR) $23.4MM – BTR – GA 4/19 Villa Rica Townhomes (TPA SFR) $24.2MM – BTR – GA 4/19 Tides 3-Pack $151.7MM – MF – TX 4/26 West Falls $202.5MM – Mixed-use – VA 5/13 Gold Creek Portfolio $127.3MM – MF – TX 6/17 75 Pittsburgh $48.5MM – Industrial – NV 6/30 Proper Santa Monica $227MM – Hospitality – CA 6/30 2Q22 repayments: Highlands Aubrey (5/17) 88 University (5/23) Vue32 (6/13) The Axton (6/29) 3Q22 repayments: Highlands Evo (7/12) 3Q22 activity (as of): North Union $76.0MM – MF – UT 7/28 DRAFT 8/2/2022 10:00AM Exhibit 99.2

The information herein generally speaks as of the date hereof or such earlier date referred to on specific pages herein. In furnishing this document, Claros Mortgage Trust, Inc. and its consolidated subsidiaries (the “Company” or “CMTG”) do not undertake to update the information herein. No legal commitment or obligation shall arise by the provision of this presentation. All financial information is provided for general reference purposes only and is superseded by, and is qualified in its entirety by reference to, CMTG’s financial statements.   No Offer or Solicitation This document does not constitute (i) an offer to sell or a solicitation of an offer to purchase any securities in CMTG, (ii) a means by which any other investment may be offered or sold or (iii) advice or an expression of our view as to whether an investment in CMTG is suitable for any person.   Portfolio Metrics; Basis of Accounting The performance information set forth in this document has generally been prepared on the basis of generally accepted accounting principles in the United States (U.S. GAAP). The basis on which CMTG’s operating metrics are presented in this document may vary from other reports or documents that CMTG prepares from time to time for internal or external use. Net Debt / Equity Ratio, Total Leverage Ratio, and Distributable Earnings Net Debt / Equity Ratio, Total Leverage Ratio, and Distributable Earnings are non-GAAP measures used to evaluate the Company’s performance excluding the effects of certain transactions, non-cash items and GAAP adjustments, as determined by our Manager, which the Company believes are not necessarily indicative of the Company’s current performance and operations. Net Debt / Equity Ratio is a non-GAAP measure, which the Company defines as the ratio of asset-specific debt and Secured Term Loan, less cash and cash equivalents, to total equity. Total Leverage Ratio is a non-GAAP measure, which the Company defines as the ratio of asset-specific debt and Secured Term Loan, plus non-consolidated senior interests held by third parties, less cash and cash equivalents, to total equity. Distributable Earnings is a non-GAAP measure, which the Company defines as net income as determined in accordance with GAAP, excluding (i) non-cash stock-based compensation expense (income), (ii) incentive fees, (iii) real estate depreciation and amortization, (iv) any unrealized gains or losses from mark-to-market valuation changes (other than permanent impairments) that are included in net income for the applicable period, (v) one-time events pursuant to changes in GAAP and (vi) certain non-cash items, which in the judgment of the Company’s Manager, should not be included in Distributable Earnings. Distributable Earnings is substantially the same as Core Earnings, excluding incentive fees, as defined in the Management Agreement, for the periods presented. The Company believes that Net Debt / Equity Ratio and Total Leverage Ratio provide meaningful information to consider in addition to the Company’s total liabilities and balance sheets. Net Debt / Equity Ratio and Total Leverage Ratio are used to evaluate the Company’s financial leverage. The Company believes that Distributable Earnings provides meaningful information to consider in addition to the Company’s net income and cash flows from operating activities determined in accordance with GAAP. The Company believes the Distributable Earnings measure helps it to evaluate the Company’s performance excluding the effects of certain transactions, non-cash items and GAAP adjustments, as determined by the Company’s Manager, that it believes are not necessarily indicative of the Company’s current performance and operations. Distributable Earnings does not represent net income or cash flows from operating activities and should not be considered as an alternative to GAAP net income, an indication of the Company’s cash flows from operating activities, a measure of the Company’s liquidity or an indication of funds available for the Company’s cash needs. In addition, the Company’s methodology for calculating Net Debt / Equity Ratio, Total Leverage Ratio, and Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures and, accordingly, the Company’s reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. In order to maintain the Company’s status as a REIT, the Company is required to distribute at least 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding net capital gain, as dividends. Distributable Earnings, and other similar measures, have historically been a useful indicator of mortgage REITs’ ability to cover their dividends, and to mortgage REITs themselves in determining the amount of any dividends. Distributable Earnings is a key factor considered by the board of directors in setting the dividend and as such the Company believes Distributable Earnings is useful to investors. Accordingly, the Company believes providing Distributable Earnings on a supplemental basis to the Company’s net income as determined in accordance with GAAP is helpful to its stockholders in assessing the overall performance of its business. While Distributable Earnings excludes the impact of the Company’s unrealized current provision for credit losses, loan losses are charged off and recognized through Distributable Earnings when deemed non-recoverable. Non-recoverability is determined (i) upon the resolution of a loan (i.e. when the loan is repaid, fully or partially, or in the case of foreclosure, when the underlying asset is sold), or (ii) with respect to any amount due under any loan, when such amount is determined to be non-collectible. The information provided herein is as of June 30, 2022 unless otherwise noted. Important Notices

Important Notices (cont’d) Determinations of Loan-to-Value / Loan-to-Cost LTV’s stated herein represent CMTG’s total loan commitment from time to time, as if fully funded, plus any financings that are pari passu with or senior to CMTG’s loan, divided by the Company’s estimate of either (i) the value of the underlying real estate, determined in accordance with our underwriting process (typically consistent with, if not less than, the value set forth in a third party appraisal) or (ii) the borrower’s projected, fully funded cost basis in the asset, in each case as we deem appropriate for the relevant loan and other loans with similar characteristics. Underwriting is generally not updated after origination and generally does not take into consideration the potential impact of the Covid-19 pandemic on asset values or project costs. However, it should be noted that certain LTV/LTCs have been updated in the case of (i) partial loan paydowns and/or releases of underlying collateral, (ii) material identified changes to expected project costs, (iii) the receipt of a new appraisal (typically in connection with financing or refinancing activity), (iv) certain loan modifications or (v) other facts or circumstances that warrant a change in the reported loan-to-value or loan-to-cost as we deem appropriate. Forward-Looking Statements This document and oral statements made in connection therewith contain forward-looking statements within the meaning of U.S. federal securities laws. Forward-looking statements express CMTG’s views regarding future plans, expectations and the potential impact of the COVID-19 pandemic. They include statements that include words such as “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “plan,” “intend” and similar words or expressions. Forward-looking statements in this presentation include, but are not limited to, statements regarding future operations, business strategy, cash flows, income, costs, expenses, liabilities and profits of CMTG. These statements are based on numerous assumptions and are subject to risks, uncertainties or change in circumstances that are difficult to predict or quantify, in particular due to the uncertainties created by the COVID-19 pandemic, including the projected impact of COVID-19 on our business, financial performance and operating results. Actual future results may vary materially from those expressed or implied in these forward-looking statements, and CMTG’s business, financial condition and results of operations could be materially and adversely affected by numerous factors, including such known and unknown risks and uncertainties. As a result, forward-looking statements should be understood to be only predictions and statements of our current beliefs, and are not guarantees of performance. Statements regarding the following subjects, among others, may be forward-looking: expected investments by CMTG or any other parties; CMTG’s business and investment strategy; CMTG’s projected operating results; the timing of cash flows from CMTG’s investments; the state of the U.S. economy generally or in specific geographic regions; actions and initiatives of the U.S. government and changes to U.S. government policies; CMTG’s ability to obtain financing arrangements; CMTG’s expected leverage; general volatility of the markets in which CMTG may invest; the return or impact of current and future investments; changes in interest rates; rates of default or decreased recovery rates on CMTG’s target assets; changes in governmental regulations, tax law and rates, and similar matters (including interpretation thereof); CMTG’s ability to maintain its qualification as a REIT; availability of investment opportunities in mortgage-related and real estate-related investments and securities; the ability to locate suitable investments for CMTG, monitor, service, and administer CMTG’s investments and execute its investment strategy; availability of qualified personnel; estimates relating to CMTG’s ability to make distributions to its stockholders in the future; projections of net equity investment, yield, internal rate of return, and loan-to-value or loan-to-cost ratios; continuing impact of COVID-19; CMTG’s understanding of its competition; and market trends in CMTG’s industry, interest rates, real estate values, the debt securities markets or the general economy. The forward-looking statements are based on beliefs, assumptions, and expectations about future performance, taking into account all information currently available. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions, and expectations can change as a result of many possible events or factors, not all of which are known. If a change occurs, CMTG’s business, financial condition, liquidity, and results of operations may vary materially from those expressed in any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect CMTG. Except as required by law, CMTG is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Second Quarter 2022 Highlights See Endnotes in the Appendix. Scaled Loan Portfolio Robust Balance Sheet Portfolio Performance $6.6 billion Loan Investment Portfolio1 1.7x Net Debt / Equity Ratio2 5.7% Weighted Average All-In Yield4 $377 million Cash and Available Liquidity3 $1.8 billion 4Q-2021 Originations5 $382 million Cash and Available Liquidity5 $0.30 Net Distributable Earnings per Share6 $2.6 billion Stockholders’ Equity $7.1 billion Unpaid Principal Balance $2.6 billion Equity Book Value 8.2% Dividend Yield1 6.1% Weighted Average All-In Yield2 96% Senior Loans3 97% Floating Rate Loans3 67.8% Weighted Average Portfolio LTV4 1.9x Net Debt / Equity Ratio5

Financial GAAP net income of $63.2 million, or $0.45 per share, and Distributable Earnings, including realized losses, of $60.0 million, or $0.43 per share (Distributable Earnings, excluding realized losses, of $71.5 million, or $0.51 per share)6 Paid a cash dividend of $0.37 per share for the second quarter of 2022 Originations Originated approximately $1.0 billion of total loan commitments across eight investments, of which $623.7 million was funded at closing 52% of new loan commitments were in the residential sector (47% in multi-family and 5% build-to-rent homes) Investment Portfolio3,7 $7.1 billion loan portfolio of which 97% are floating-rate and 96% are senior loans New York exposure decreased quarter-over-quarter from 33% to 25% Multi-family exposure increased quarter-over-quarter from 37% to 41% Weighted average portfolio LTV of 67.8% compared to 67.7% at March 31, 20224 Continued improvement in performance of NYC REO investment ($0.03 contribution to Distributable Earnings per share during the second quarter of 2022) Fundings made on existing loan portfolio totaled $171.7 million $878.2 million in loan repaymentsa during the quarter of which 64% related to loans secured by real estate located in New York Liquidity and Capitalization Ended quarter with $480.2 million of available liquidity, comprised of $461.0 million of cash on hand and $19.2 million of net loan repayment proceeds held by servicer Entered into a $150.0 million acquisition facility Warehouse financing capacity totaled $4.8 billion across six counterparties Unencumbered loan assets totaled $735.3 million of which 50% were multi-family loans and 36% were subordinate loans Conservative leverage Net Debt / Equity Ratio of 1.9x and Total Leverage Ratio of 2.3x as of June 30, 2022, unchanged from the prior quarter5,8 Second Quarter 2022 Highlights (cont’d) a. Includes one loan sale.

Gain on Sale of Loan On April 15, 2022, one of our non-accrual loans was successfully resolved. CMTG held a $116.0 million mortgage on a New York land portfolio, which had been on non-accrual status since May of 2020. The subordinate mezzanine lender exercised its right to purchase our loan for $147.8 million (principal, accrued contractual and default interest, and certain fees). This investment generated a levered gross return of approximately 12.5% (exceeded underwritten returns) and a net gain on sale of approximately $30.1 million, or $0.21 per share of Distributable Earnings Realized Loss / Charge-Off In June 2022, we recorded a principal charge-off of $11.5 million, or $0.08 per share of Distributable Earnings, against a loan made to the personal estate of a former borrower. Prior to the charge-off, the loan had an unpaid principal balance of $15.0 million and a specific CECL reserve of $6.0 million, resulting in a carrying value of $9.0 million. In conjunction with the charge-off, additional reserves of $5.5 million were recorded and the remaining balance of our loan has been reduced to $3.5 million Second Quarter 2022 Highlights (cont’d)

Financial Overview a. See following page for book value bridge. Key Financial Metrics 2Q-2022 YTD 2022 GAAP Net Income ($MM) Per Share $63.2 $0.45 $92.6 $0.66 Distributable Earnings (Including Realized Losses) ($MM)6 Per Share Distributable Earnings (Excluding Realized Losses) ($MM)6 Per Share $60.0 $0.43 $71.5 $0.51 $93.5 $0.67 $105.0 $0.75 Dividends ($MM) Per Share $52.5 $0.37 $104.1 $0.74 Book Value ($MM) Per Share Adjusted Book Value per Sharea $2,552.0 $18.00 $18.59 Net Debt / Equity Ratio5 Total Leverage Ratio8 1.9x 2.3x 2Q-2022 GAAP net income of $63.2 million, or $0.45 per share, and Distributable Earnings, including realized losses, of $60.0 million, or $0.43 per share (Distributable Earnings, excluding realized losses, of $71.5 million, or $0.51 per share)6 Paid 2Q-2022 common dividend of $52.5 million, or $0.37 per share $18.76 $0.40 ($0.37) $18.78 ($0.01) 4Q-2020 1Q-2021 2Q-2021 3Q-2021

Book Value per Share Roll-Forward Totals may not foot due to rounding. $0.48 General CECL $0.05 Depreciation $18.88 Adjusted BV per Share $0.51 General CECL $0.08 Depreciation $18.59 Adjusted BV per Share

Highlights9 Originated approximately $1.0 billion of total loan commitments across eight investments (average loan commitment of $124.7 million), of which $623.7 million was funded at closing 52% of new loan commitments were in the residential sector (47% in multi-family and 5% build-to-rent homes) 100% of new loan originations were senior, floating-rate loans Weighted average all-in yield of 6.0%2 Weighted average LTV of 62.7%4 Investment Details $227.0 million whole loan for the acquisition of a 271-key, full-service hotel in Santa Monica, CA $202.5 million whole loan for the development of a ~482,000 sf mixed-use project in Falls Church, VA $193.4 million whole loan for the acquisition of a 1,326-unit multi-family portfolio in Michigan $151.7 million whole loan for the acquisition of a 1,037-unit multi-family portfolio in Dallas, TX $127.3 million whole loan for the acquisition of a 935-unit multi-family portfolio in Dallas and Fort Worth, TX $48.5 million whole loan for the development of a ~498,000 sf industrial project in Nevada $24.2 million whole loan for the development of a 110-unit build-to-rent community in Georgia $23.4 million whole loan for the development of a 103-unit build-to-rent community in Georgia Second Quarter 2022 Originations Overview 2Q22 activity (as of 6/30): Proper Santa Monica $227MM – Hospitality – CA 6/30 West Falls $202.5MM – Mixed-use – VA 5/13 Lightstone 3-Pack $193.4MM – MF – MI 4/14 Tides 3-Pack $151.7MM – MF – TX 4/26 Gold Creek Portfolio $127.3MM – MF – TX 6/17 75 Pittsburgh $48.5MM – Industrial – NV 6/30 Villa Rica Townhomes (TPA SFR) $24.2MM – BTR – GA 4/19 McIntosh Village (TPA SFR) $23.4MM – BTR – GA 4/19 Proper Santa Monica West Falls Lightstone 3-Pack Tides 3-Pack Gold Creek 75 Pitt Villa Rica McIntosh Village

Loan Portfolio Overview Key Portfolio Metrics7 June 30, 2022 March 31, 2022 Unpaid Principal Balance $7.1Bn $7.2Bn Total Loan Commitments10 $8.8Bn $8.7Bn Number of Loans 74 73 LTV4 67.8% 67.7% Average Commitment Size $121.4MM $119.4MM Weighted Average All-In Yield2 6.1% 5.3% Floating Rate Loans3 97% 97% Senior Loans3 96% 96% Collateral Diversification2 Residential - 28.3% Geographic Diversification2 CA - 15.4% TX - 3.2% GA - 7.4% FL - 7.1% IL - 5.8% NY - 41.2% VA - 6.7% DC - 5.8% Other - 7.4%

$ amounts in millions Region Exposure by Unpaid Principal Balance (UPB) and as a % of Total UPB7 Collateral Type Number of Loans UPB % of Total UPB Northeast West Mid Atlantic Southeast Southwest Midwest Other Multi-family 22 $2,901 41% $390 / 5% $992 / 14% $610 / 9% $145 / 2% $484 / 7% $280 / 4% - Hospitality 9 $1,261 18% $350 / 5% $388 / 5% $149 / 2% $252 / 4% $123 / 2% - - Office 11 $1,040 15% $303 / 4% $217 / 3% - $307 / 4% $88 / 1% $125 / 2% - Mixed-use 6 $629 9% $402 / 6% - $202 / 3% $25 / 0% - - - For Sale Condo 5 $518 7% $47 / 1% $263 / 4% $63 / 1% $146 / 2% - - - Land 7 $518 7% $473 / 7% - $18 / 0% $27 / 0% - - - Othera 14 $272 4% $47 / 1% $5 / 0% $26 / 0% $139 / 2% - $47 / 1% $9 / 0% Total 74 $7,139 100% $2,011 / 28% $1,864 / 26% $1,067 / 15% $1,042 / 15% $694 / 10% $452 / 6% $9 / 0% Loan Portfolio Overview (cont’d) Totals may not foot due to rounding. a. Includes six loans secured by a portfolio of build-to-rent homes, representing $201.1 million in loan commitments and $5.2 million in unpaid principal balance.

By Property Type3,7 Multi-family exposure increased to 41% By Geography3,7 NY exposure decreased to 25% Increased exposure to TX, GA, and added additional markets By Property Type3 Multi-family exposure increased to 41% By Geography3 NY exposure decreased to 25% Increased exposure to TX, GA, and added additional markets 2Q-2022 4Q-2019 Portfolio Migration Multi-family  37% NY  33% 6 states 11 states Portfolio has become more geographically diverse in more defensive sectors By Property Type3 Multi-family exposure increased to 41%

New Loans 2Q-2022 Net Loan Fundings Totals may not foot due to rounding. Advances on Existing Loans ($94) Net Change in UPB $1,670 Unfunded Commitments $1,481 Unfunded Commitments Charge-Off - $12 Repayments and Sales

Loan Maturity Schedule a. Excludes loans in maturity default.

Financing Sources3 Conservative and Diversified Funding Strategy Total financing capacity of $6.3 billion with approximately $1.0 billion of undrawn capacity12 Unencumbered loan assets totaled $735.3 million Wtd. Average Spread of Financing Sources13 + 2.65% + 2.05% + 4.51% + 4.50% + 3.63% + 2.78% Weighted Average Spread13

Capital Structure Overview Conservative Capital Structure Capital Structure Composition ($ amounts in millions) Conservative 1.9x Net Debt / Equity Ratio5 $4.8 billion total warehouse financing capacity across six counterparties with $3.9 billion outstanding $735.3 million of unencumbered loan assets of which 50% were multi-family loans and 36% were subordinate loans For illustrative and discussion purposes only. Not intended to illustrate order of priority. Warehouse Facilities $3,919 Other Asset- Specific Financings $375 Debt Related to REO $290 Entered into a $150.0 million acquisition facility Conservative weighted average advance rate of 68% on warehouse facilities (76% advance rate on multi-family loans and 61% on other loans)

Well-Positioned for Rising Rates Assuming a static portfolio as of 2Q, a 100-basis point increase in rates would generate incremental annual net interest income of $0.12 per share; and since June 30, 2022, rates have already increased by over 50-basis points The effects shown are illustrative of a change in interest rates only and do not reflect known or anticipated circumstances relating to, among other things, changes in our loan portfolio or the financings related to it or any other changes in our business or in the broader economy. Interest Rates at 6/30 LIBOR: 1.79% SOFR: 1.69% + + +

Appendix A The properties above are not representative of all transactions.

Portfolio Overview a. Investment was repaid subsequent to June 30, 2022. Investment Unpaid Principal Balance Loan Commitment10 Origination Date Property Type Location  Loan Type Construction Risk Rating Investment 1 $390.0 $390.0 Nov-19 Multi-family NY Senior N 3 Investment 2 385.7 405.0 Dec-21 Multi-family CA Senior N 3 Investment 3 290.0 290.0 Jul-18 Hospitality NY Senior N 4 Investment 4 263.2 303.1 Oct-19 For Sale Condo CA Senior Y 3 Investment 5a 258.0 258.0 Dec-21 Multi-family VA Senior N 1 Investment 6 211.2 227.0 Jun-22 Hospitality CA Senior N 3 Investment 7 207.5 210.0 Dec-18 Mixed-use NY Senior N 4 Investment 8 202.1 263.0 Oct-19 Mixed-use DC Senior Y 3 Investment 9 200.5 225.0 Jul-21 Hospitality GA Senior N 3 Investment 10 192.6 192.6 Sep-18 Land NY Senior N 3 Investment 11 170.0 170.0 Jan-22 Multi-family CO Senior N 3 Investment 12 166.7 193.4 Apr-22 Multi-family MI Senior N 3 Investment 13 155.7 258.4 Sep-19 Office GA Senior N 4 Investment 14 150.0 150.0 Feb-19 Office CT Senior N 3 Investment 15 149.4 262.5 Feb-22 Multi-family CA Senior Y 3 Investment 16 148.5 148.5 Jan-18 Hospitality VA Senior N 3 Investment 17 147.5 147.5 Dec-21 Multi-family PA Senior N 3 Investment 18 145.7 225.0 Sep-19 For Sale Condo FL Senior Y 3 Investment 19 136.1 155.0 Aug-19 Multi-family CA Senior N 3 Investment 20 133.7 166.8 Sep-21 Other GA Senior Y 3 CMTG Portfolio Summary by Unpaid Principal Balance as of June 30, 2022 ($ amounts in millions) [Cheatsheet] Oriana at River Tower Park Santa Monica Manhattan Times Square Silvery Towers Highlands - Evo Santa Monica Proper The Brill Building Wharf Phase II JW Marriott Savannah 70 Hudson Yards X Denver Michigan 3-Pack Lindbergh Center RFR Stamford Portfolio Milani & Pistoia Marriott Key Bridge Hamilton (Refi) Bayshore Grove Veritas Portfolio Tilford Yards Oriana at River Tower Park Santa Monica Manhattan TS Silvery Towers Highlands - Evo Santa Monica Proper The Brill Building Wharf Phase II JW Marriott Savannah 70 Hudson Yards X Denver Michigan 3-Pack Lindbergh Center RFR Stamford Portfolio Milani & Pistoia Marriott Key Bridge Hamilton (Refi) Bayshore Grove Veritas Portfolio Tilford Yards

Portfolio Overview (cont’d) Investment Unpaid Principal Balance Loan Commitment10 Origination Date Property Type Location  Loan Type Construction Risk Rating Investment 21 $133.1 $151.7 Apr-22 Multi-family TX Senior N 3 Investment 22 130.0 130.0 Dec-21 Multi-family VA Senior N 3 Investment 23 125.0 125.0 Dec-21 Office IL Subordinate N 3 Investment 24 122.5 127.5 Sep-21 Hospitality TX Senior N 3 Investment 25 122.5 122.5 Sep-19 Office NY Senior N 3 Investment 26 119.4 120.0 Apr-19 Mixed-use NY Senior N 3 Investment 27 118.6 122.0 Mar-22 Multi-family TX Senior N 3 Investment 28 113.5 113.5 Jul-21 Multi-family IL Senior N 3 Investment 29 111.6 124.8 Feb-20 Office CA Senior N 4 Investment 30 108.1 127.3 Jun-22 Multi-family TX Senior N 3 Investment 31 104.3 104.3 Jun-18 Land NY Senior N 4 Investment 32 103.0 103.0 Dec-21 Multi-family TN Senior N 3 Investment 33 97.5 97.5 Oct-17 Hospitality CA Senior N 3 Investment 34 95.5 100.0 Aug-21 Office CA Senior N 3 Investment 35 94.7 100.8 Jan-22 Multi-family NV Senior N 3 Investment 36 87.8 87.8 Mar-20 Office TX Senior N 4 Investment 37 81.8 141.1 Apr-20 Office TN Senior Y 3 Investment 38 78.8 78.8 Jul-18 Hospitality CA Senior N 4 Investment 39 77.6 77.6 Mar-18 Land NY Subordinate N 4 Investment 40 75.5 75.5 Apr-19 Mixed-use NY Senior N 3 CMTG Portfolio Summary by Unpaid Principal Balance as of June 30, 2022 ($ amounts in millions) [Cheatsheet] Timberglen & Royal Lane Falls Green Old Post Office (refi) Austin Proper Panorama 875 Washington Cedar Springs & Park West Exhibit on Superior 301 Battery Gold Creek Portfolio 450 11th Avenue SoBro Pendry San Diego Atrium Irvine Green Valley Marathon Oil Tower One22One Hyatt Newport Beach Hotel Carter Chrysler Building Timberglen / Royal Lane Falls Green Old Post Office (refi) Austin Proper Panorama 875 Washington Cedar Springs / Park West Exhibit on Superior 301 Battery Gold Creek Portfolio 450 11th Avenue SoBro Pendry San Diego Atrium Irvine Green Valley Marathon Oil Tower One22One Hyatt Newport Beach Hotel Carter Chrysler Building

Portfolio Overview (cont’d) Investment Unpaid Principal Balance Loan Commitment10 Origination Date Property Type Location  Loan Type Construction Risk Rating Investment 41 $75.0 $75.0 Dec-18 Multi-family DC Senior N 3 Investment 42 69.9 84.8 Aug-21 Office GA Senior N 3 Investment 43 67.0 67.0 Aug-19 Land NY Senior N 4 Investment 44 63.3 76.4 Dec-21 Multi-family TX Senior N 3 Investment 45 63.0 63.0 Dec-21 For Sale Condo VA Senior N 3 Investment 46 60.0 60.0 Aug-18 Hospitality NY Senior N 3 Investment 47 51.6 73.7 Jan-22 Hospitality TN Senior N 3 Investment 48 49.8 53.3 Mar-22 Multi-family AZ Senior N 3 Investment 49 46.7 79.6 Jun-21 Other MI Senior N 3 Investment 50 45.8 110.1 Mar-21 Other MA Senior Y 3 Investment 51 42.4 77.1 Nov-21 Multi-family FL Senior Y 3 Investment 52 37.1 44.8 Feb-22 Multi-family TX Senior N 3 Investment 53 31.3 31.3 Dec-18 Land NY Subordinate N 3 Investment 54 30.0 30.0 Apr-19 Office MA Senior N 3 Investment 55 27.5 30.2 Jul-21 Land FL Subordinate N 3 Investment 56 25.9 130.5 Jan-22 Other PA Senior Y 3 Investment 57 24.9 24.9 Aug-19 For Sale Condo NY Senior N 3 Investment 58 24.7 141.8 Dec-21 Mixed-use FL Senior Y 3 Investment 59 23.9 28.5 Feb-22 Multi-family TX Senior N 3 Investment 60 21.6 26.2 Mar-18 For Sale Condo NY Senior N 4 CMTG Portfolio Summary by Unpaid Principal Balance as of June 30, 2022 ($ amounts in millions) [Cheatsheet] Valo Apartments Buckhead Tower Parsons Boulevard Highland Meadows Highlands - Pierce 48 Lex (Refi) Hutton Hotel Cave Creek Gateway Industrial 100 Crosby Pinecrest Views Esperanza 545 West 37th Street Two Charlesgate West 700 N Miami 3.0 University Place 575 4th Avenue Kane Concourse Rosewood North Dallas 1 Prospect Park West Valo Apartments Buckhead Tower Parsons Boulevard Highland Meadows Highlands - Pierce 48 Lex (Refi) Hutton Hotel Cave Creek Gateway Industrial 100 Crosby Pinecrest Views Esperanza 545 West 37th Street Two Charlesgate West 700 N Miami 3.0 University Place 575 4th Avenue Kane Concourse Rosewood North Dallas 1 Prospect Park West

Portfolio Overview (cont’d) Investment Unpaid Principal Balance Loan Commitment10 Origination Date Property Type Location  Loan Type Construction Risk Rating Investment 61 $17.5 $17.5 Apr-21 Land PA Senior N 3 Investment 62 10.2 90.0 Feb-22 Office WA Senior Y 3 Investment 63 5.7 5.7 May-17 Other Other Senior N 5 Investment 64 5.7 60.3 Nov-21 Multi-family NV Senior Y 3 Investment 65 5.2 34.6 Jan-22 Other FL Senior Y 3 Investment 66 4.7 48.5 Jun-22 Other NV Senior Y 3 Investment 67 3.5 3.5 Jul-19 Other Other Senior N 5 Investment 68 0.9 0.9 Aug-18 Other NY Subordinate N 2 Investment 69 - 202.5 May-22 Mixed-use VA Senior Y 3 Investment 70 - 54.0 Feb-22 Other GA Senior Y 3 Investment 71 - 32.8 Jan-22 Other GA Senior Y 3 Investment 72 - 32.1 Feb-22 Other FL Senior Y 3 Investment 73 - 24.2 Apr-22 Other GA Senior Y 3 Investment 74 - 23.4 Apr-22 Other GA Senior Y 3 Total / Wtd. Average9 $7,139.7 $8,809.7   28% CMTG Portfolio Summary by Unpaid Principal Balance as of June 30, 2022 ($ amounts in millions) [Cheatsheet] Rosewood North Dallas Kane Concourse Northern Liberties Ceruzzi Estate Loan 111 Mass Ave NW The Jack Holley Lane 1 Flatbush Avenue Walker Ridge 3.0 University Place Apex Cottages at N.H. March Road Northern Liberties The Jack 111 Mass Ave NW Apex Holley Lane 75 Pittsburgh Ave Ceruzzi Estate Loan 1 Flatbush Avenue West Falls New Hampstead Walker Ridge March Road Villa Rica Townhomes McIntosh Village

($ amounts in thousands) June 30, 2022 March 31, 2022   December 31, 2021 December 31, 2021 Assets       Cash and cash equivalents $ 461,002 $ 310,194 Restricted cash 36,729 23,942 Loan principal payments held by servicer 22,506 154,600 Loans receivable held-for-investment 7,089,256 6,407,305 Less: current expected credit loss reserve (59,400) (67,010) Loans receivable held-for-investment, net 7,029,856 6,340,295 Interests in loans receivable held-for-investment, net - 161,850 Real estate owned, net 404,693 406,887 Other assets 61,416 57,503 Total assets $ 8,016,202 $ 7,455,271   Liabilities and Stockholders’ Equity Repurchase agreements $ 3,918,703 $ 3,489,511 Loan participations sold, net 273,487 167,744 Notes payable, net 98,107 48,000 Secured term loan, net 738,180 739,762 Debt related to real estate owned, net 289,852 289,806 Other liabilities 45,166 54,457 Dividends payable 52,458 51,741 Management fee payable – affiliate 9,843 9,983 Total liabilities 5,425,796 4,851,004         Stockholders' Equity   Common stock, $0.01 par value, 500,000,000 shares authorized, 140,055,714 and 140,055,714 shares issued and 139,620,078 and 139,840,088 shares outstanding at June 30, 2022 and December 31, 2021, respectively 1,400 1,400 Additional paid-in capital 2,722,993   2,726,190 Dividends declared (929,789) (825,659) Retained earnings 757,346 664,700 Total Claros Mortgage Trust, Inc. equity 2,551,950 2,566,631 Non-controlling interests 38,456 37,636 Total stockholders' equity 2,590,406 2,604,267 Total liabilities and stockholders’ equity $ 8,016,202 $ 7,455,271 Consolidated Balance Sheets June 30, 2022 and December 31, 2021 Source: CMTG financials.

Income Statement For the Three Months Ended June 30, 2022 and 2021 Source: CMTG financials. Three Months Ended Three Months Ended Three Months Ended Three Months Ended ($ amounts in thousands, except share and per share data) June 30, 2022 March 31, 2022 June 30, 2021 March 31, 2021 Revenue Interest and related income $ 98,993 $ 104,647 Less: interest and related expense 46,871 46,470 Net interest income 52,122 58,177 Revenue from real estate owned 17,118 6,019 Total revenue 69,240 64,196 Expenses Management fees – affiliate 9,843 9,737 General and administrative expenses 4,748 2,874 Stock based compensation expense 604 1,452 Operating expenses from real estate owned 10,536 7,091 Interest expense on debt related to real estate owned 2,719 8,886 Depreciation on real estate owned 1,998 1,940 Total expenses 30,448 31,980 Realized gain on sale of loan 30,090 - Unrealized gain on interest rate cap 2,837 - (Provision) reversal of current expected credit loss reserve (8,530) 7,922 Income before income taxes 63,189 40,138 Income tax benefit - 1,846 Net Income $ 63,189 $ 41,984 Net loss attributable to non-controlling interests $ (45) $ (41) Net income attributable to preferred stock $ - $ 4 Net income attributable to common stock $ 63,234 $ 42,021 Net income per share of common stock Basic and diluted $ 0.45 $ 0.31 Weighted-average shares of common stock outstanding Basic and diluted 139,637,949 133,433,487

($ amounts in thousands) GAAP Net Income Adjustments Distributable Earnings Interest income $ 98,993 $ - $ 98,993 Interest expense (46,871) - (46,871) Revenue + expenses from real estate owned 1,865 1,998 3,863 Management fees - affiliate (9,843) - (9,843) General and administrative expenses (4,748) - (4,748) Stock-based compensation expense (604) 604 - Realized gain on sale of loan 30,090 - 30,090 Unrealized gain on interest rate cap 2,837 (2,837) - Provision for current expected credit loss reserve (8,530) 8,530 -- Net loss attributable to non-controlling interest 45 - 45 Total prior to charge-off of loan Per share, basic and diluted $ 63,234 $ 0.45 $ 8,295 $ 71,529 $ 0.51 Charge-off of loan - (11,500) (11,500) Total Per share, basic and diluted $ 63,234 $ 0.45 $ (3,205) $ 60,029 $ 0.43 Reconciliation of GAAP Net Income to Distributable Earnings For the Three Months Ended June 30, 2022 Refer to page 1 for definition of Distributable Earnings. Weighted average diluted shares – GAAP 139,637,949 Weighted average unvested RSUs 407,565 Weighted average diluted shares – Distributable Earnings 140,045,514

Endnotes Calculated as the annualized quarterly dividend per share divided by book value per share. All-in yield represents the weighted average annualized yield to initial maturity of each loan, inclusive of coupon and fees, based on the applicable floating benchmark rate / floors (if applicable), in-place, as of the reporting date. This excludes loans on non-accrual status. Based on unpaid principal balance. LTV represents underwritten “loan-to-value” or “loan-to-cost.” Underwritten values and projected costs should not be assumed to reflect our judgment of current market values or project costs, which may have changed materially since the date of origination. See Important Notices beginning on page 1 for additional information. Net Debt / Equity Ratio is calculated as the ratio of asset-specific debt and Secured Term Loan, less cash and cash equivalents, to total equity. Refer to page 24 for a reconciliation of Distributable Earnings to GAAP Net Income attributable to its common stock. Excludes our one real estate owned (REO) investment, unless otherwise noted. Total Leverage Ratio is calculated as the ratio of asset-specific debt and Secured Term Loan, plus non-consolidated senior interests held by third parties, less cash and cash equivalents, to total equity. Based on total loan commitments. Loan commitment represents principal outstanding plus remaining unfunded loan commitments. Fully extended maturity assumes all extension options are exercised by the borrower upon satisfaction of the applicable conditions. Subject to approval of financing counterparty as well as pledging of additional unencumbered assets. Weighted average spreads exclude LIBOR / SOFR floors. Fixed-rate financings are presented as a spread over the relevant floating benchmark rate. Calculated based on unpaid principal balance of loans and financings as of June 30, 2022. Assumes one-month USD LIBOR / SOFR of 1.79% / 1.69% as of June 30, 2022.